UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2007

                             ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                                               46-0476193
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

         27710 Jefferson Avenue
               Suite A100
          Temecula, California                                     92590
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01- Entry into a Material Definitive Agreement.

     On February 21, 2007, the Board of Directors of Temecula Valley Bank ("Bank"), upon the recommendation of its Executive Officer Compensation Committee, approved 2006 bonuses for those in the discretionary executive bonus pool that are not subject to predetermined formulas as follows: Donald A. Pitcher--$105,000; Thomas M. Shepherd--$120,000; Scott J. Word--$100,000; Donald
L. Schempp--$50,000; and Martin E. Plourd--$35,000.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TEMECULA VALLEY BANCORP INC.


Date: February 26, 2007                          By: /s/ STEPHEN H. WACKNITZ
                                                     -----------------------
                                                     Stephen H. Wacknitz
                                                     Chief Executive Officer and
                                                     President